EXHIBIT 32.2

SECTION 1350 CERTIFICATION

BY PRINCIPAL FINANCIAL OFFICER

I, James F. Verhey, Chief Financial Officer of Kaiser Ventures LLC, certify that:

1. The Form 10-K Report of Kaiser Ventures LLC for the period ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-K Report of Kaiser Ventures LLC for the period ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: March 23, 2004	/s/ JAMES F. VERHEY

James F. Verhey Chief Financial Officer